EXHIBIT 99.1
23andMe Reports Second Quarter Fiscal Year 2025 Financial Results

SUNNYVALE, Calif., November. 12, 2024 -- 23andMe Holding Co. (Nasdaq: ME), a leading human genetics and preventive health company, reported its financial results for the second quarter of fiscal year 2025 (FY25), which ended September 30, 2024.

Key Results:
•Improved GAAP Net Loss by 21% and Adjusted EBITDA by 26% for the same period in the prior year (see important additional information below).
•The 23andMe comprehensive Total Health longevity service is now available to all customers, combining whole exome genetic sequencing with bi-annual lab tests for 55+ key blood biomarkers, and expert clinicians trained in genetics-informed preventive care and health action plans.
•Launched a GLP-1 weight loss telehealth membership on the Lemonaid Health platform that enables members to be prescribed and receive brand name or compounded semaglutide medications. Also launched and enrolled thousands of participants in a new study to understand how genetics can impact GLP-1 efficacy, side effects, and length of treatment.
•Launched a new genetic report on Emotional Eating, utilizing 23andMe’s polygenic risk score technology, for 23andMe+ Premium subscribers.
•Launched the first AI chatbot available to 23andMe customers, “DaNA,” to highlight key health and other important results for customers, making actionable insights easier to identify.
•Presented a new study demonstrating that using 23andMe Research data not only supports previous research that shows that targets supported by human genetics are 2 to 3 times more likely to succeed, but also uncovers many novel insights and can increase the relative rate of success even further.
•Published one of the largest and most diverse genetic studies of sickle cell trait, in collaboration with the National Institutes of Health and Johns Hopkins University School of Medicine.
•Together with more than 20 lung cancer advocacy groups, launched a large-scale lung cancer study to investigate the genetics of the disease, aiming to enroll 10,000 patients; the effort has already enrolled more than 1,000 patients making it the largest study of its kind.

Recent Developments:
•Reconstituted Board of Directors with the appointments of Andre Fernandez, Jim Frankola, and Mark Jensen.
•Regained compliance with Nasdaq listing requirements following Board appointments and completion of 1-for-20 reverse stock split.
•Commenced business restructuring to streamline operations, reduce costs and position the business for the future.

“We are making significant progress to ensure the long-term success of the business as we continue on our mission,” said Anne Wojcicki, CEO and Co-Founder of 23andMe. “We have been focused on growing our subscription business by adding more value and driving greater engagement, and as a result we’ve more than doubled our membership services revenue from the prior year quarter. We will continue to prioritize driving recurring revenue through our subscription business, in addition to growing our research partnership business as we look to the future.”

Q2 Fiscal 2025 Financial Results

Total revenue for FY25 Q2 was $44 million, compared to $50 million for the same period in the prior year, representing a decrease of 12%. The decrease was primarily driven by lower consumer services revenue driven mainly by lower PGS kit sales volume and telehealth orders, as well as lower research services revenue as the GSK collaboration exclusive discovery term concluded in July 2023. These decreases were partially offset by growth in membership services revenue, which represented 21% of total revenue versus 9% in the prior year quarter, as the Company continues focusing on higher margin recurring revenue streams.

Operating expenses for FY25 Q2 were $84 million, compared to $101 million for the same period in the prior year, a 17% decrease. The decrease in operating expenses for the quarter was driven by lower personnel-related expenses, including non-cash stock-based compensation expenses, following workforce reductions in the current and prior quarters, and the disposition of Lemonaid Health Limited in the UK in August 2023. The improvement also reflects lower Therapeutics-related R&D spend as we opted for a royalty on several GSK partnered programs, resulting in a significant reduction of GSK collaboration expenses compared to the prior year quarter.

GAAP Net loss for FY25 Q2 was $59 million, a 21% improvement compared to a net loss of $75 million for the same period in the prior year.

Adjusted EBITDA (as defined below) for FY25 Q2 was a loss of $33 million, a 26% improvement compared to a loss of $45 million for the same period in the prior year. The improvement in adjusted EBITDA was primarily due to lower R&D and personnel-related expenses, and improvements in consumer services gross profit, partially offset by lower research services gross profit. Please refer to the tables below for a reconciliation of U.S. GAAP to Non-U.S. GAAP financial measures.

Balance Sheet
23andMe ended September 30, 2024 with cash and cash equivalents of $127 million, compared to $216 million as of March 31, 2024. 23andMe has no debt on its balance sheet.

As announced yesterday, the Company is restructuring the business by streamlining operations, reducing costs and positioning the Company for long-term success in the future. In addition, the Company is exploring raising additional capital and continuing to grow the research partnership business. These efforts will improve its financial condition and liquidity position to extend our cash runway.

Conference Call Webcast Information
23andMe will host a conference call at 8:00 a.m. Eastern Time today, November 12, 2024, to discuss the financial results for Q2 FY2025 and report on business progress. The webcast can be accessed at https://investors.23andme.com/news-events/events-presentations. A webcast replay will be available at the same address.

About 23andMe
23andMe is a genetics-led consumer healthcare company empowering a healthier future. For more information, please visit investors.23andme.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding 23andMe’s strategy, financial position, financial projections, funding for continued operations, cash reserves, projected costs, database growth, plans, and objectives of management, are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, 23andMe undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Use of Non-GAAP Financial Measures
To supplement the 23andMe’s unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets, which are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), this press release also includes references to Adjusted EBITDA, a non-GAAP financial measure that is defined as net income (loss) before net interest income (expense), net other income (expense), income tax expenses (benefit), depreciation and amortization, impairment charges, stock-based compensation expense, and other items that are considered unusual or not representative of underlying trends of our business, including but not limited to: litigation settlements, gains or losses on dispositions of subsidiaries, transaction-related costs, and cyber security incident expenses, net of probable insurance recoveries, if applicable for the periods presented. 23andMe has provided a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA at the end of this press release.

Adjusted EBITDA is a key measure used by 23andMe’s management and the board of directors to understand and evaluate operating performance and trends, to prepare and approve 23andMe’s annual budget and to develop short- and long-term operating plans. 23andMe provides Adjusted EBITDA because 23andMe believes it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry and it facilitates comparisons on a consistent basis across reporting periods. Further, 23andMe believes it is helpful in highlighting trends in its operating results because it excludes items that are not indicative of 23andMe’s core operating performance. In particular, 23andMe believes that the exclusion of the items eliminated in calculating Adjusted EBITDA provides useful measures for period-to-period comparisons of 23andMe’s business. Accordingly, 23andMe believes that Adjusted EBITDA provides useful information in understanding and evaluating operating results in the same manner as 23andMe’s management and board of directors.

In evaluating Adjusted EBITDA, you should be aware that in the future 23andMe will incur expenses similar to the adjustments in this presentation. 23andMe’s presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. Other companies, including companies in the same industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. There are a number of limitations related to the use of these non-GAAP financial measures rather than net loss, which is the most directly comparable financial measure calculated in accordance with GAAP. Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures. When evaluating 23andMe’s performance, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and other GAAP results. Adjusted EBITDA is our best proxy for cash burn.

Contacts
Investors: investors@23andMe.com
Media: press@23andMe.com

23andMe Holding Co.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Service	$38,514	$42,766	$73,193	$96,026
Product	5,557	7,233	11,292	14,837
Total revenue	44,071	49,999	84,485	110,863
Cost of revenue:
Service	18,801	25,227	36,050	52,172
Product	2,863	3,043	5,514	6,281
Total cost of revenue	21,664	28,270	41,564	58,453
Gross profit	22,407	21,729	42,921	52,410
Operating expenses:
Research and development	41,041	54,588	85,678	116,917
Sales and marketing	16,874	18,328	32,346	40,986
General and administrative	23,418	25,290	55,778	76,030
Restructuring and other charges	2,242	2,654	2,242	6,871
Total operating expenses	83,575	100,860	176,044	240,804
Loss from operations	(61,168)	(79,131)	(133,123)	(188,394)
Other income (expense):
Interest income, net	2,009	3,752	4,583	8,059
Other income (expense), net	15	145	(4)	477
Loss before income taxes	(59,144)	(75,234)	(128,544)	(179,858)
Provision for (benefit from) income taxes	(41)	36	(41)	36
Net loss	(59,103)	(75,270)	(128,503)	(179,894)
Other comprehensive loss, net of tax	—	954	—	620
Total comprehensive loss	$(59,103)	$(74,316)	$(128,503)	$(179,274)
Net loss per share of Class A and Class B common stock attributable to common stockholders (1):
Basic and diluted (1)	$(2.32)	$(3.17)	$(5.11)	$(7.68)
Weighted-average shares used to compute net loss per share (1):
Basic and diluted (1)	25,519,658	23,742,914	25,151,988	23,429,600
(1)    Amounts have been adjusted to reflect the reverse stock split that became effective on October 16, 2024.

23andMe Holding Co.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2024	March 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$126,601	$216,488
Restricted cash	1,499	1,399
Accounts receivable, net	446	3,324
Inventories	14,846	12,465
Deferred cost of revenue	5,742	4,792
Prepaid expenses and other current assets	39,650	16,841
Total current assets	188,784	255,309
Property and equipment, net	24,814	28,351
Operating lease right-of-use assets	45,104	48,894
Restricted cash, noncurrent	8,974	6,974
Internal-use software, net	20,479	20,516
Intangible assets, net	29,295	33,255
Other assets	1,486	1,868
Total assets	$318,936	$395,167
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,486	$11,571
Accrued expenses and other current liabilities	67,328	42,263
Deferred revenue	69,751	64,827
Operating lease liabilities	9,266	8,670
Total current liabilities	152,831	127,331
Deferred revenue, noncurrent	—	10,000
Operating lease liabilities, noncurrent	62,422	67,845
Other liabilities	1,754	1,471
Total liabilities	217,007	206,647
Stockholders’ equity
Common stock, par value $0.0001 - Class A shares, 1,140,000,000 shares authorized, 17,514,204 and 16,169,741 shares issued and outstanding as of September 30, 2024 and March 31, 2024, respectively; Class B shares, 350,000,000 shares authorized, 8,322,160 and 8,336,229 shares issued and outstanding as of September 30, 2024 and March 31, 2024, respectively (1)	3	2
Additional paid-in capital (1)	2,403,517	2,361,606
Accumulated deficit	(2,301,591)	(2,173,088)
Total stockholders’ equity	101,929	188,520
Total liabilities and stockholders’ equity	$318,936	$395,167
(1)    Amounts have been adjusted to reflect the reverse stock split that became effective on October 16, 2024.

23andMe Holding Co.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(128,503)	$(179,894)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,948	13,714
Amortization and impairment of internal-use software	4,586	2,514
Stock-based compensation expense	41,063	74,840
Gain on disposal of property and equipment	(55)	(5)
Loss on disposition of Lemonaid Health Limited	—	2,026
Other operating activities	—	(504)
Changes in operating assets and liabilities:
Accounts receivable, net	2,878	396
Inventories	(2,381)	(4,733)
Deferred cost of revenue	(950)	(406)
Prepaid expenses and other current assets	(174)	(2,433)
Operating lease right-of-use assets	3,790	3,529
Other assets	381	664
Accounts payable	(5,063)	(3,951)
Accrued expenses and other current liabilities	1,899	(5,674)
Deferred revenue	(5,076)	(22,237)
Operating lease liabilities	(4,826)	(4,255)
Other liabilities	283	(65)
Net cash used in operating activities	(84,200)	(126,474)
Cash flows from investing activities:
Purchases of property and equipment	(566)	(715)
Proceeds from sale of property and equipment	159	5
Capitalized internal-use software costs	(3,449)	(4,758)
Net cash used in investing activities	(3,856)	(5,468)
Cash flows from financing activities:
Proceeds from exercise of stock options	58	473
Proceeds from issuance of common stock under employee stock purchase plan	331	1,411
Payments of deferred offering costs	(2)	(263)
Payments for taxes related to net share settlement of equity awards	(118)	(142)
Net cash provided by financing activities	269	1,479
Net decrease in cash, cash equivalents and restricted cash	(87,787)	(130,463)
Cash, cash equivalents and restricted cash—beginning of period	224,861	395,222
Cash, cash equivalents and restricted cash—end of period	$137,074	$264,759
Reconciliation of cash, cash equivalents, and restricted cash within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows above:
Cash and cash equivalents	$126,601	$256,386
Restricted cash, current	1,499	1,399
Restricted cash, noncurrent	8,974	6,974
Total cash, cash equivalents and restricted cash	$137,074	$264,759

23andMe Holding Co.
Total Company and Segment Information and Reconciliation of Non-GAAP Financial Measures
(In thousands)
(Unaudited)
The Company's revenue and Adjusted EBITDA by segment and for the total Company is as follows:

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Segment Revenue: (1)
Consumer and Research Services	$44,071	$49,999	$84,485	$110,863
Total revenue	$44,071	$49,999	$84,485	$110,863
Segment Adjusted EBITDA:
Consumer and Research Services Adjusted EBITDA	$(8,633)	$(6,673)	$(17,474)	$(12,275)
Therapeutics Adjusted EBITDA	(11,975)	(26,224)	(24,392)	(57,363)
Unallocated Corporate (2)	(12,804)	(12,156)	(26,708)	(25,215)
Total Adjusted EBITDA	$(33,412)	$(45,053)	$(68,574)	$(94,853)
Reconciliation of net loss to Adjusted EBITDA:
Net loss	$(59,103)	$(75,270)	$(128,503)	$(179,894)
Adjustments:
Interest income, net	(2,009)	(3,752)	(4,583)	(8,059)
Other (income) expense, net	(15)	(145)	4	(477)
Provision for (benefit from) income taxes	(41)	36	(41)	36
Depreciation and amortization	4,972	4,474	8,983	8,951
Amortization of acquired intangible assets	1,775	3,638	3,551	7,277
Impairment of acquired intangible assets	—	—	—	—
Stock-based compensation expense	19,486	23,741	41,063	74,840
Loss on disposition of Lemonaid Health Limited and transaction-related costs	—	2,127	—	2,375
Litigation settlement cost	—	98	—	98
Cyber security incident expenses, net of probable insurance recoveries	1,523	—	10,952	—
Total Adjusted EBITDA	$(33,412)	$(45,053)	$(68,574)	$(94,853)
(1)There was no Therapeutics revenue for the three and six months ended September 30, 2024 and 2023.
(2)Certain department expenses such as Finance, Legal, Regulatory and Supplier Quality, Corporate Communications, Corporate Development, and CEO Office are not reported as part of the reporting segments as reviewed by the CODM. These amounts are included in Unallocated Corporate.